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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 14, 2010
                                 ______________

                       GOLDEN RIVER RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)
                                 ______________


         Delaware                      0-16097               98-007697
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
    of Incorporation)               File Number)        Identification No.)


         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)


                                 61-3-8532-2860
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01:     Entry into a Material Definitive Agreement

Private Placement of Shares of Common Stock

     Effective July 14, 2010, the Company and Northern Capital Resources Corp ("NCRC") closed a private placement by the issue of 14,275,800 shares of common stock at a purchase price of US$0.10 per share for aggregate proceeds of US$1,427,580. The proceeds were utilized to subscribe for shares in Acadian Mining Corporation ("Acadian"). The Private Placement was made to and was affected pursuant to the terms of a Subscription Agreement dated July 14, 2010.

Further Investment in Acadian Mining Corporation

     Effective July 16, 2010, the Company closed a private placement in Acadian by the subscription for 49,233,866 common shares at an issue price of CDN$0.03 per share for a total cost of CDN$1,477,015.98.

     Following the subscription, the Company owns 387,345,200 common shares of Acadian representing 71.5% of the issued and outstanding shares of Acadian.

Item 3.02:     Unregistered Sales of Equity Securities

     The description of the Private Placement to NCRC set forth above is hereby incorporated herein by reference to the Form 8-K filed on July 14, 2010. The securities that are being issued pursuant to this Private Placement are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under section 4(2) of the Act and under Regulation S and D promulgated under the Act.

Item 9.01:     Financial Statements and Exhibits

99.1 Subscription Agreement with Northern Capital Resources Corp dated July 14, 2010.

99.2 Letter Subscription Agreement with Acadian Mining Corporation dated July 6, 2010.

99.3     Press Release by the Company dated July 16, 2010.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GOLDEN RIVER RESOURCES CORPORATION (Company)

                                    By:



                                                  /s/ Peter Lee
                                                --------------------------------
                                                  Peter Lee
                                                  Secretary


Dated: July 22, 2010